Deferred income	6 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
Deferred income

12.    Deferred income

	2023	2022
Current	€'000	€'000
Grant – C5 (IAPMEI)	330	186
Income Deferrals - Exolum	800	-
Income Deferrals – CSIC	245	-
	1,375	186
Non-Current
Grant – C5 (IAPMEI)	5,642	2,925
	5,642	2,925

In December 2022, €2.9 million was advanced to the Group as part of its C-5 grant award. During the six-month period of 2023 the company received any additional €3.1 million. This grant funding can only be spent on a specific project and cannot be used by the Group in the ordinary course of business. As no project expenditure has been incurred to date, this amount will be recognised as deferred income until such time that it can be offset against project expenditure.